                                                                    EXHIBIT 10.1


                               LOCK-UP AGREEMENTS
                                   OF SENIOR
                        DIRECTORS AND EXECUTIVE OFFICERS

NAME                                                SHARES AGREED TO LOCK UP
----------------------------------------------------------------------------------
Ronald D. Bryant                                                           366,806
David L. Henninger                                                         102,000
Chester J. Jachimiec                                                       131,000
Timothy Johnston                                                            41,000
Andrew Jeffrey Kelly                                                       362,800
Donald L. Luke                                                               1,000
Thomas B. McDade                                                             8,000
J. Patrick Millinor, Jr.                                                   220,145
Lucian L. Morrison                                                           8,000
James P. Norris                                                              1,500
Fredric J. Sigmund                                                         151,982
John M. Sullivan                                                            27,000
James D. Weaver                                                             86,000
William M. Callahan                                                         49,000
Darren B. Miller                                                            54,000
Alfred R. Roach                                                             44,000
Richard S. Rouse                                                           124,000
Randolph W. Bryant                                                           1,000
Daniel Kipp                                                                  2,000
Gordon Cain                                                              2,417,350
                                                                         ---------
TOTAL DIRECTORS & EXEC.                                                  4,198,583
                                                                         =========


                               LOCK-UP AGREEMENTS
                                OF SHAREHOLDERS


NAME                                                SHARES AGREED TO LOCK UP
----------------------------------------------------------------------------------
Stephen B. Becker                                                          150,000
Arthur Hungerford                                                          500,000
James D. Jennings                                                          456,898
I. Ahron Katz                                                              225,000
Richard Lacy                                                               200,000
James D. Miller                                                            248,000
John Newlin                                                                232,320
Richard M. Siefring                                                        650,000
Joseph Sullivan                                                            200,000
Bruce Walker                                                               190,500
Dale Wilkerson                                                             175,041
                                                                         ---------
TOTAL SHAREHOLDERS                                                       3,227,759
                                                                         =========

Total Directors & Exec. Off.                                             4,198,583
Total Shareholders                                                       3,227,759
                                                                         ---------
GRAND TOTAL                                                              7,426,342
                                                                         =========

                                January 5, 1999



[Name and Address of
     Shareholder]

Dear                     :
     ---------------------

     The purpose of this letter is to request a modification to the Stock Transfer Restriction Agreement (the "Agreement") between Group Maintenance America Corp. ("GroupMAC") and you to extend some of the restrictions imposed on your transfer of GroupMAC stock. We believe that this change will allow the supply of our stock available for sale to more closely match the current demand for our stock.

      Under this proposal, the Agreement would be modified to provide that, until December 31, 1999, you will retain ownership of at least ____________________ shares of common stock of GroupMAC currently held, directly or indirectly, by you, except that you will be permitted to make (i) Permitted Dispositions (as defined in the Agreement), (ii) transfers of shares held in an employee benefit plan, and (iii) pledges of stock to secure loans and sales of such stock by the lender pursuant to the exercise of its rights under the pledge.

     Additionally, it is our intent to waive the provisions of this letter agreement if, as a result of an emergency situation, you have an immediate need for cash and that need can be satisfied without undue hardship on you only by the sale of GroupMAC stock. Furthermore, if GroupMAC implements any program that allows other shareholders to sell GroupMAC stock, such as the filing of a registration statement with the Securities and Exchange Commission for a secondary offering, you will be allowed to participate in that program to the same extent as other shareholders of GroupMAC.

[Name of Shareholder]
January 5, 1999
Page 2


     The Agreement would also be modified to provide that if you make any sales of GroupMAC stock, as permitted by the Agreement and as modified by this letter agreement, you will make such sales through a broker approved by GroupMAC.

     If the foregoing modification of the Agreement is acceptable to you, please sign the copy of this letter in the space provided below and return the copy to us by the close of business on January 8. Your agreement set forth in this letter will become effective only after the holders of 6,000,000 shares of GroupMAC stock have entered into substantially similar agreements with GroupMAC.

                                     Very truly yours,

                                     GROUP MAINTENANCE AMERICA CORP.


                                     By:
                                         _________________________________
                                           J. Patrick Millinor, Jr.
                                           Chief Executive Officer



ACCEPTED AND AGREED
this ______ day of January, 1999.


________________________________
[Name of Shareholder]